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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports included in the Current Report on Form 8-K of Aspen Technology, Inc. dated May 27, 1998 and to the reference to our firm in this Registration Statement.

                                                /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
September 14, 1998